Logan’s Roadhouse September 2015 Exhibit 99.1

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information of the Company prepared in accordance with GAAP. The Company believes that these measures are helpful to both management and investors in understanding and analyzing financial performance. See non-GAAP reconciliations in the appendix for a reconciliation of Adjusted
EBITDA to net income (loss). Reconciliations for forward-looking non-GAAP financial measures are not being provided due to the number of variables in projected results, and thus we do not currently have sufficient data to estimate the individual adjustments for any such reconciliations.

Situation Overview
Same Store Sales declined as the brand lapped periods with significant promotional and discounting activities (BOGOs, coupons, etc.)
Adjusted EBITDA declined due to a combination of lower sales year-over-year, higher occupancy costs and rising beef costs, which impacted all protein-centric casual dining brands
Financial Results
Assembled a management team with the experience and capability to execute a successful turnaround
Bolstered key areas including operations, marketing, finance and IT
Management
Improved beef quality and food preparation
Implemented training to enhance service and improve guest experience
Replaced BOGOs and discount coupons with LTOs that convey unmatched everyday value
Significant improvement in OSAT scores as a direct result of recent strategic initiatives
Recent
Accomplishments
Return to our Roadhouse roots by delivering the highest level of guest experience with consistent, high-
quality menu items in an engaging, come-as-you-are environment
Vision for The
Brand
Reduced cash interest burden frees up capital to accelerate strategy with accretive investments (e.g.
restaurant remodels and marketing initiatives) and de-risks the turnaround
Liquidity / Capital
Requirements

THE REAL AMERICAN
ROADHOUSE

2 Full Meals
$14.99
Kids Meals only $3.49
All Day Monday - Wednesday
3pm - 6pm Thursday - Sunday

Understanding Our Past is Critical to Plotting Our Roadhouse Vision
Founded on the principles of
offering something for everyone at
an exceptional value, all delivered
in a laid-back, fun environment
Logan’s is the Real American
Roadhouse™, an oasis for weary
travelers
Creating craveable food from high-
quality ingredients
Engages the spirit with distinctive
music and an upbeat vibe that re-
energizes people
Your local stop for renewal
Brand positioned inconsistently
since its founding
Reduced quality to cut costs
Reliance on discounting reduced
margins, attracted less loyal
customers and failed to drive
adequate traffic
De-emphasis on liquor, beer and
wine (“LBW”)
Casual dining homogenization
Mimicked leading chains by offering
expansive, unimaginative and
generic causal dining menu
offerings
A return to our roots by better
defining the signature Logan’s
experience
Menu that appeals to existing and
new customers alike
Focus on authentic roadhouse
cooking
Focus on beverage –
the right
drink, any occasion
Redefining the traditional Logan’s
“Roadhouse” atmosphere
Our Founding DNA
Migration to
“Sea of Sameness”
Path Forward

Implemented Initiatives to Meaningfully Improve Guest Experience
In Q3 2015 we upgraded the beef program to serve USDA
Midwest beef in order to meet core customer expectations
$1.5 million or 25 bps annual investment in COGS to improve
steak OSAT scores
Reduced the number of menu items to remove complexity in
kitchen, improving finished plate quality while reducing wait time for guests
In March 2015, we implemented a strategy to improve
communication, reduce hourly management turnover and provide consistency for guests
From April to August 2015, we implemented initiatives to reduce span of control at division and regional levels to facilitate management discipline and monitoring
Implemented
PeopleMatter
systems
to
improve
hiring,
onboarding,
training and performance
Developed “Grill Master” program to enhance skills of our chefs and improve food quality
Reduced labor hours per 100 guests from ~44.5 in 2014 to ~43.0 in 2015 while increasing guest overall satisfaction in the process
Return to Quality Food
Provide Better Service
Survey Items
Current
Period
Last 3
Months
Current
L12M
Last Year
L12M
Overall Satisfaction
72%
72%
70%
68%
Taste of Food
74%
73%
71%
69%
Steak OSAT
70%
69%
67%
65%
Tenderness of Steak
68%
68%
65%
62%
Doneness of Steak
71%
71%
68%
66%
Implementation of higher quality beef and an investment in the
“Grill Master” training program has led to:
500 bps improvement in taste of food
600 bps improvement in tenderness of steak
500 bps improvement in “doneness” of steak
400 bps improvement in temperature of food
Results: Improvement in OSAT Scores is a Strong Leading Indicator for Future Traffic Growth
Source: Customer Surveys.

Elimination of Deep Discounting
BOGOs have been replaced with a
strategy to provide great food at an
everyday value
Despite near term sales benefits,
BOGOs do not drive margin or
customer satisfaction
Near-term sales gains are offset by
brand erosion
Server attentiveness falls during
BOGO weeks due to smaller tips, and
service suffers as a result
–
OSAT scores fall during BOGO
weeks
Recent initiatives are starting to pay
dividends as we are selling more full-
priced meals per week relative to the
previous year, an indication that we
are attracting higher quality guests
Reduced discounts represent a $0.52
-
$1.37 million EBITDA improvement
initiative
Over the past two years the
percentage of non-deal sales has
grown from ~76% to  ~84%
Non-Deal Sales
$37
$34
$43
$36
$37
$47
$43
$43
$49
$40
$39
$46
$36
$34
$44
$35
$40
$50
$46
$45
$51
$41
$40
$47
$20
$30
$40
$50
$60
P1
P2
P3
P4
P5
P6
P7
P8
P9
P10
P11
P12
FY2014
FY2015
(1)
(1)
Period adjusted for extra week.
($Millions)
GEST Overall Satisfaction vs. BOGO Usage
($Millions)
FY2015 Year-to-date non-deal sales growth of ~$14 million
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
58%
60%
62%
64%
66%
68%
70%
72%
74%
76%
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
BOGO weeks and Redemption $
GEST OSAT
Last Bogo
Annual Labor Day Promo
78%

Beef and COGS Inflation Management

Supply ,lb. billions

Price $lb.

Beef and COGS Inflation Management
31.4%
32.4%
32.8%
33.6%
34.2%
36.2%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
2010
2011
2012
2013
2014
2015
USDA Beef Index
COGS % of Sales
Rising food costs account for approximately $28 million of EBITDA erosion as compared to 2010
24
25
26
27
28
29
2007
2008
2009
2010
2011
2012
2013
2014
2015P
2016P
$0.75
$1.00
$1.25
$1.50
$1.75
Domestic Beef Supply
Cattle Price
System wide roll-out of simplified menu with diversified protein offering helps shift focus away from high cost beef through offering attractive new menu items
Lower volatility through opportunistic commodity contracts will lock in a deflationary food cost plan for 2016
A 75% fixed price agreement on ribeye and sirloins will bring stability and lower prices starting next spring, which is expected to result in an EBITDA benefit of $2.4 million over the next 12 months
Lower prices on seafood have been locked in through September 2016
Improving trends in the cattle market
Slaughter is forecasted to increase in 2016 after 8 years of consistent declines
Heifers are still being held back which is a continued sign of herd expansion signaling better supply for 2017 and 2018
–
–
–
–

Supplier Contract Renegotiation Cost Savings
Alix
Partners has identified ~$12 million of cost savings opportunities, including ~$9 million from supplier contract renegotiations
–
We have either implemented or have RFPs with initial indications for all cost savings opportunities listed
In addition, Alix
Partners has identified ~$3 million of cost savings from tiered LBW pricing
Notably successful results are approved or expected in beef, poultry, shrimp and packaging
Developing reporting dashboards and improving contract administration to sustain cost saving initiatives
Alix
Partners’ work is ongoing, and they will continue to monitor and track performance to savings targets
Source: Alix
Partners.

Internal Initiatives Cost Savings
($Millions)
EBITDA Improvement Initiatives
EBITDA
Benefit Range
Timing to Full Implementation
Base
High
Menu Optimization
$2.92
$4.66
Q2 2016
Reduce Food Waste
$2.27
$3.28
Q3
2016
Reduce Discounts from Guest Complaints
$0.95
$1.37
Q1
2016
Reduce LBW Waste
$1.00
$1.30
Q4 2016
Reduce Server
and Bartender Fraud
$0.19
$0.21
Q4 2016
Liquor Control Compliance
$0.05
$0.05
Q4 2016
COGS Subtotal
$7.37
$10.87
Make vs. Buy
$0.82
$1.27
Q3 2016
Window Hours Rationalization
$0.14
$0.26
Q3 2016
Team Leader
Reconciliation
$0.15
$0.22
Q3 2016
Reduction of Guide Hours on Off-Peak
Times
$0.14
$0.20
Stub Period 2015
Select Restaurants Change to Key Drop
$0.14
$0.20
Q2 2016
Labor Subtotal
$1.37
$2.15
Risk Management / Accident Reductions
$0.35
$0.50
Q3
2016
Other
$0.10
$0.15
Q1 2016
Opex/Other Subtotal
$0.45
$0.65
Total
$9.19
$13.67
COGS
Labor
Opex
/
Other
Source: Alix
Partners.
We have identified up to $13.7 million in EBITDA improvement through COGS, Labor and Opex management

Enhance restaurant atmosphere consistent with our Roadhouse culture –
lively atmosphere and
great music
Reimage program that draws on our heritage as the “Real American Roadhouse™”
Kitchen engineering project to reduce wait times
Initiatives to Reposition Brand and Drive Traffic
Menu
Simplification
and
Enhancement
Leverage grill platform with new menu
Introduce tiered menu pricing for food and beverage
Deliver an engaging bar experience built on the bartender, physical mood and mainstream flavors
Improve bar program
Offer value oriented promotions
Optimize return on investment and more effectively reach customers through local marketing approaches
Integrate music distinctively into the restaurant and broader brand experience
Build deeper connections through value-based community engagement
Remodel
Marketing /
Customer
Engagement

Partnering with ASCAP
Our ASCAP alliance represents an industry-first partnership & an example of a powerful new brand-building initiative
ASCAP = Blue Chip Partner
Instant credibility for Logan’s
Exclusivity limits competitors
Builds “roadhouse” credentials
Access & content for promotions
Leverage music as way to connect with guests
Cause marketing component

Together We Will Successfully Reposition the Brand
We have the right team to execute on our strategy
We have identified and begun implementing meaningful cost savings
We have improved our food and service quality and our guests have noticed
We have developed a marketing plan that will reengage guests and drive traffic
We have a strategy that highlights our key points of differentiation and reinforces our brand heritage

Q4 2015 Financial Summary
Key Points
Total revenue decreased 4.7%
driven primarily by SSS decline of
3.8% and the closure of 5
Company-owned restaurants
during the quarter
SSS decline driven by an 7.8%
decline in traffic due to reduced
promotional activity quarter-
over-quarter
Restaurant-level EBITDA
decreased to $14.6 million from
$20.6 million primarily as a result
of:
Rising beef costs reflected in
COGS, which increased from
34.9% of sales to 36.9% of
sales
Occupancy costs increased
primarily due to increased rent
from sale leaseback
($Thousands)
Q4 2015
Q4 2014 (13 Week Basis)
Company-Owned Restaurants
230
234
Franchised Restaurants
26
26
Total Restaurants
256
260
Same Store Sales
(3.8%)
(2.6%)
Total Revenues
$150,185
100.0%
$157,531
100.0%
COGS
55,265
36.9%
54,722
34.9%
Labor
46,132
30.8%
47,937
30.5%
Occupancy
13,404
9.0%
13,031
8.3%
Other Operating Expenses
20,176
13.5%
20,679
13.2%
Restaurant-Level EBITDA
$14,607
9.8%
$20,563
13.1%
Advertising
3,362
2.2%
2,485
1.6%
G&A
7,202
4.8%
6,937
4.4%
Adjusted EBITDA
$4,645
3.1%
$11,740
7.5%

FY2015 Financial Summary
Key Points
Total revenue decreased 2.2%
driven primarily by SSS decline of
2.4% and the closure of 5
Company-owned stores during
the fourth quarter
SSS decline driven by a 6.9%
decline in traffic due to reduced
promotional activity year-over-
quarter
Restaurant-level EBITDA
decreased to $67.6 million from
$88.4 million primarily as a result
of:
Rising beef costs reflected in
COGS, which increased from
34.2% of sales to 36.2% of
sales
Occupancy costs increased
primarily due to increased rent
from sale leaseback
($Thousands)
FY2015 (Unaudited)
FY2014 (52 Week Basis)
Company-Owned Restaurants
230
234
Franchised Restaurants
26
26
Total Restaurants
256
260
Same Store Sales
(2.4%)
(4.0%)
Total Revenues
$614,309
100.0%
$628,359
100.0%
COGS
221,540
36.2%
214,233
34.2%
Labor
188,886
30.9%
191,568
30.6%
Occupancy
53,022
8.7%
51,594
8.2%
Other Operating Expenses
80,920
13.2%
80,308
12.8%
Restaurant-Level EBITDA
$67,629
11.1%
$88,440
14.1%
Advertising
10,874
1.8%
17,833
2.8%
G&A
27,321
4.4%
27,348
4.4%
Adjusted EBITDA
$31,745
5.2%
$45,476
7.2%

FY2014 to FY2015 Adjusted EBITDA Bridge
($Thousands)
($1,903)
($12,147)
($2,427)
$27
$45,476
($1,646)
($2,594)
$6,959
$31,745
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
FY2014 Adjusted
EBITDA
Revenue Change
COGS
Labor Cost
Occupancy Cost
Other Operating
Expenses
Advertising
G&A
FY2015 Adjusted
EBITDA

Overview of Projected Financials
Forecast assumptions are predicated on the Company receiving cash interest relief in the projection period
Revenue
Same Store Sales Growth (“SSS”): ~5.0% in 2016 and 2017 driven by increased traffic and continued growth in average check
Costs
Moderation of COGS inflation
Achievement
of
cost
savings
opportunities
identified
by
Alix
Partners
and
the
Company
LTM Revenue
LTM Adjusted EBITDA
($Millions)
($Millions)
$614.3
$630.4
$662.7
$500
$550
$600
$650
$700
FY2015*
CY2016
CY2017
$31.7
$49.5
$64.4
$0
$10
$20
$30
$40
$50
$60
$70
FY2015*
CY2016
CY2017
SSS:
(2.4%)
4.9%
5.1%
Margin:
5.2%
7.9%
9.7%
*Unaudited.

Appendix –
Non-GAAP Reconciliations
(In thousands)
Thirteen weeks
ended August 2,
2015 (a)
Thirteen weeks
ended August 3,
2014
Fifty-two weeks
ended August 2,
2015 (a)
Fifty-two weeks
ended August 3,
2014
Net income (loss)
$ (22,741)
$ (42,386)
$ (53,567)
$
(65,175)
Interest expense, net
10,735
11,163
42,530
42,570
Income tax expense (benefit)
-
109
8
109
Depreciation and amortization
4,955
5,195
20,252
20,366
EBITDA
(7,051)
(25,919)
9,223
(2,130)
Adjustments
Sponsor management fees
250
250
1,000
1,000
Non-cash asset write-offs:
Goodwill and tradename
impairment
-
29,665
-
29,665
Restaurant impairment
7,823
5,096
10,587
7,139
Loss on disposal of property and equipment
598
750
2,643
2,283
Restructuring costs
1,744
161
3,815
14
Pre-opening expenses (excluding rent)
-
29
263
282
Hedging
(gain) loss
-
-
-
-
Losses on sales of property
-
747
-
758
Non-cash rent adjustment
777
679
3,372
3,647
Non-cash stock-based compensation
121
374
(49)
1,728
Other adjustments
383
(92)
891
1,089
Adjusted EBITDA
$      4,645
$
11,740
$   31,745
$   45,475
(a) Preliminary FY15 information presented as of September 17, 2015